EXHIBIT 99.4
                                                                    ------------


                           THE GROUP I MORTGAGE LOANS

SCHEDULED PRINCIPAL BALANCE:                                        $227,624,275
NUMBER OF MORTGAGE LOANS:                                                  1,542
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                    $147,616
WEIGHTED AVERAGE GROSS COUPON:                                            8.010%
WEIGHTED AVERAGE NET COUPON:                                              7.506%
WEIGHTED AVERAGE ORIGINAL FICO SCORE:                                        598
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                                      79.45%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                             352
WEIGHTED AVERAGE SEASONING (MONTHS):                                           8
WEIGHTED AVERAGE MONTHS TO ROLL:                                              19
WEIGHTED AVERAGE GROSS MARGIN:                                             6.40%
WEIGHTED AVERAGE INITIAL RATE CAP:                                         2.27%
WEIGHTED AVERAGE PERIODIC RATE CAP:                                        1.24%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE:                             14.70%


                                              DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
  CURRENT PRINCIPLE         OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
       BALANCE            LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
$25,001 - $50,000           76      $  3,304,203        1.45%      9.346%        570    $  43,476     75.01%      81.81%     80.97%
$50,001 - $75,000          191        12,121,448        5.33       9.047         584       63,463     77.63       73.35      84.03
$75,001 - $100,000         228        20,155,547        8.85       8.437         584       88,402     77.42       75.50      87.88
$100,001 - $125,000        222        24,847,485       10.92       8.389         588      111,926     79.87       73.89      93.43
$125,001 - $150,000        194        26,647,961       11.71       8.093         591      137,361     78.80       65.02      85.66
$150,001 - $200,000        280        48,843,454       21.46       7.897         602      174,441     79.79       56.37      89.48
$200,001 - $250,000        178        39,886,820       17.52       7.705         600      224,083     81.09       55.37      94.82
$250,001 - $300,000        118        32,534,997       14.29       7.657         601      275,720     79.21       53.81      91.51
$300,001 - $350,000         38        11,885,573        5.22       7.646         616      312,778     81.37       34.27      88.94
$350,001 & Above            17         7,396,788        3.25       7.521         651      435,105     77.84       34.90      38.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542      $227,624,275      100.00%      8.010%        598    $ 147,616     79.45%      59.87%     88.46%
====================================================================================================================================



                                                    DISTRIBUTION BY CURRENT RATE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
CURRENT RATE              LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
6.99% & Below              273      $ 49,838,079       21.89%      6.691%        629    $   182,557   72.58%      55.58%     89.74%
7.00- 7.49%                163        30,117,345       13.23       7.290         607        184,769   78.56       59.22      90.68
7.50- 7.99%                345        53,213,293       23.38       7.738         595        154,241   80.92       57.62      91.20
8.00- 8.49%                157        22,391,967        9.84       8.266         591        142,624   83.06       61.13      89.07
8.50- 8.99%                282        38,465,253       16.90       8.753         582        136,402   83.07       62.87      86.72
9.00- 9.49%                 93        10,243,939        4.50       9.217         577        110,150   82.03       61.51      85.58
9.50- 9.99%                 89        10,301,771        4.53       9.726         578        115,750   83.47       63.04      80.53
10.00% & Above             140        13,052,628        5.73       10.893        562         93,233   79.73       72.09      79.83
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542      $227,624,275      100.00%      8.010%        598    $   147,616   79.45%      59.87%     88.46%
====================================================================================================================================





                                                        DISTRIBUTION BY FICO

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
FICO                      LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
500-519                    129       $ 16,712,508         7.34%       8.840%      509   $    129,554   76.57%       78.73%   97.73%
520-539                    182         24,078,345        10.58        8.465       529        132,299   75.88        76.98    94.29
540-559                    196         25,713,177        11.30        8.333       550        131,190   77.32        64.64    93.54
560-579                    178         25,163,077        11.05        8.217       570        141,366   79.45        69.49    92.37
580-599                    175         24,850,276        10.92        8.140       590        142,002   79.57        59.97    86.89
600-619                    199         30,804,417        13.53        7.848       609        154,796   83.11        62.17    93.06
620-639                    169         26,356,274        11.58        7.586       630        155,954   79.57        52.51    89.12
640-659                    137         23,651,622        10.39        7.457       649        172,640   81.29        47.45    84.39
660-679                     81         13,909,610         6.11        7.533       669        171,724   79.01        36.29    79.19
680-699                     41          7,033,707         3.09        7.645       688        171,554   83.50        29.29    73.52
700-719                     18          3,066,879         1.35        7.938       706        170,382   83.01        40.27    54.22
720-739                     16          2,751,505         1.21        8.194       728        171,969   82.26        32.66    60.37
740 & Above                 21          3,532,880         1.55        7.062       757        168,232   75.57        59.92    50.99
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542       $227,624,275       100.00%       8.010%      598   $    147,616   79.45%       59.87%   88.46%
====================================================================================================================================


                                                    DISTRIBUTION BY ORIGINAL LTV

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
ORIGINAL LTV              LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below              23       $  2,644,265        1.16%     6.975%        627   $  114,968     30.98%      25.26%     92.46%
40.01 - 50.00%              27          3,437,270        1.51      7.245         596      127,306     45.98       48.74      88.54
50.01 - 60.00%              74         11,323,625        4.97      7.191         605      153,022     56.45       35.45      91.82
60.01 - 70.00%             186         25,729,655       11.30      7.840         583      138,331     66.98       54.11      82.83
70.01 - 80.00%             543         79,547,571       34.95      7.976         585      146,496     78.06       61.61      85.58
80.01 - 85.00%             291         41,509,162       18.24      8.227         585      142,643     84.64       61.01      92.04
85.01 - 90.00%             318         50,186,229       22.05      8.260         622      157,818     89.74       63.06      89.24
90.01 - 95.00%              79         13,139,555        5.77      8.046         641      166,323     94.77       75.37      98.77
95.01 - 100.00%              1            106,943        0.05      6.250         584      106,943     99.30       100.00     100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542       $227,624,275      100.00%     8.010%        598   $  147,616     79.45%      59.87%     88.46%
====================================================================================================================================



                                                    DISTRIBUTION BY DOCUMENTATION


                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
DOCUMENTATION             LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Full                     1,007       $136,273,448      59.87%      8.079%        587   $  135,326     80.81%      100.00%    90.08%
Stated                     458         77,418,776      34.01       7.924         617      169,037     77.09        0.00      87.03
Alt/Limited                 77         13,932,051       6.12       7.813         601      180,936     79.31        0.00      80.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542       $227,624,275     100.00%      8.010%        598   $  147,616     79.45%      59.87%     88.46%
====================================================================================================================================



                                                    DISTRIBUTION BY LOAN PURPOSE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
LOAN PURPOSE              LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          772           $116,214,966     51.06%         7.885%        593  $150,538       76.69%      57.65%     90.65%
Purchase              411           56,305,721       24.74          8.385         619  136,997        84.26       54.57      79.45
Rate/Term Refi        204           30,400,114       13.36          7.910         591  149,020        80.14       64.14      92.00
Debt Consolidation    155           24,703,474       10.85          7.868         581  159,377        80.66       77.10      94.34
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                 1,542         $227,624,275     100.00%        8.010%        598  $147,616       79.45%      59.87%     88.46%
====================================================================================================================================



                                                  DISTRIBUTION BY OCCUPANCY STATUS



                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
OCCUPANCY STATUS          LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Owner                     1,362      $201,352,289        88.46%    7.978%        593   $  147,836      79.63%      60.97%    100.00%
Non-Owner                   173        25,356,409        11.14     8.255         636      146,569      78.23       51.79      0.00
Second Home                   7           915,578         0.40     8.231         632      130,797      73.48       42.00      0.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,542      $227,624,275       100.00%    8.010%        598   $  147,616      79.45%      59.87%    88.46%
====================================================================================================================================



                                                    DISTRIBUTION BY PROPERTY TYPE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
PROPERTY TYPE             LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Single Family            1,176       $162,508,599       71.39%     8.055%        591   $  138,188     78.97%       61.22%    92.31%
2-4 Family                 145         29,133,206       12.80      7.817         633      200,919     79.47        52.54     60.08
PUD                        145         25,385,912       11.15      8.000         598      175,075     81.28        57.10     93.53
Condo                       76         10,596,558        4.66      7.889         611      139,428     82.51        65.93     95.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542       $227,624,275      100.00%     8.010%        598   $  147,616     79.45%       59.87%    88.46%
====================================================================================================================================



                                                        DISTRIBUTION BY STATE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
STATE                     LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
California-South           280       $ 52,798,108        23.20%    7.531%         611   $ 188,565     77.44%      58.35%     88.04%
California-North           154         29,190,248        12.82     7.579          597     189,547     75.84       55.86      83.38
Illinois                   103         16,684,613         7.33     8.291          610     161,987     83.43       53.88      87.15
Florida                    129         14,831,746         6.52     8.367          586     114,975     80.87       60.70      88.82
Arizona                     66          8,668,504         3.81     8.158          594     131,341     82.83       72.08      85.51
Colorado                    52          8,333,497         3.66     8.014          580     160,260     81.28       63.03      96.58
New Jersey                  44          8,307,877         3.65     7.608          592     188,815     78.92       59.36      90.96
Texas                       81          8,273,374         3.63     9.019          581     102,140     78.35       58.98      87.79
Michigan                    74          8,256,178         3.63     8.372          602     111,570     81.95       65.71      92.13
New York                    37          7,536,109         3.31     7.382          618     203,679     73.66       46.20      89.80
Massachusetts               31          6,420,675         2.82     7.671          601     207,119     77.15       46.30      90.85
Others                     491         58,323,346        25.62     8.448          589     118,785     81.70       65.12      89.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542       $227,624,275       100.00%    8.010%         598   $ 147,616     79.45%      59.87%     88.46%
====================================================================================================================================



                                                      DISTRIBUTION BY ZIP CODE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
ZIP CODE                  LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
92592                       4       $  1,174,088        0.52%       8.432%       571   $  293,522     78.15%      76.86%     76.86%
60639                       5          1,173,087        0.52        8.795        638      234,617     82.47       13.68      100.00
94401                       2          1,163,034        0.51        6.865        659      581,517     74.96        0.00       0.00
90016                       5          1,006,198        0.44        8.048        650      201,240     82.14       85.66      70.59
90044                       6            911,434        0.40        6.999        611      151,906     85.26       81.82      78.18
92879                       4            817,882        0.36        7.303        584      204,470     76.83       72.58      100.00
91977                       3            802,594        0.35        7.271        659      267,531     80.75       48.11      51.89
94589                       4            787,555        0.35        7.246        564      196,889     80.35       78.81      78.81
92704                       3            784,312        0.34        8.280        568      261,437     67.98       23.57      52.74
91331                       4            759,589        0.33        7.795        602      189,897     83.69       72.23      100.00
Others                   1,502        218,244,503       95.88       8.022        597      145,303     79.46       60.15      89.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,542       $227,624,275      100.00%      8.010%       598   $  147,616     79.45%      59.87%     88.46%
====================================================================================================================================





                                            DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
REMAINING TO                OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
MATURITY                  LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
0 - 180                        20   $  2,586,673          1.14%    6.979%        626   $    129,334   63.39%      41.13%     93.31%
181 - 240                       5        733,598          0.32     6.932         638        146,720   61.55       41.15      63.16
241 - 360                   1,517    224,304,005         98.54     8.026         597        147,860   79.70       60.14      88.48
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,542   $227,624,275        100.00%    8.010%        598   $    147,616   79.45%      59.87%     88.46%
====================================================================================================================================



                                                    DISTRIBUTION BY PRODUCT TYPE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
PRODUCE TYPE              LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                   197     $ 34,730,472      15.26%       6.902%       632   $  176,297     69.52%       49.99%     87.39%
2/28 LIBOR ARM             1,277      181,583,990      79.77        8.228        592      142,196     81.36        61.91      88.71
3/27 LIBOR ARM                67       11,159,813       4.90        7.948        585      166,564     79.66        58.18      87.51
1 Mo LIBOR IO                  1          150,000       0.07        5.320        749      150,000     62.76         0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,542     $227,624,275     100.00%       8.010%       598   $  147,616     79.45%       59.87%     88.46%
====================================================================================================================================



                                                    DISTRIBUTION BY PERIODIC CAP

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
PERIODIC CAP              LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
1.00%                         651   $ 99,369,481        43.66%     8.218%        600   $  152,641     81.56%      60.09%     83.36%
1.50%                         693     93,374,322        41.02      8.206         583      134,739     80.94       63.40      94.26
3.00%                           1        150,000         0.07      5.320         749      150,000     62.76        0.00      100.00
N/A                           197     34,730,472        15.26      6.902         632      176,297     69.52       49.99      87.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,542   $227,624,275       100.00%     8.010%        598   $  147,616     79.45%      59.87%     88.46%
====================================================================================================================================



                                                DISTRIBUTION BY MONTHS TO RATE RESET

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
MONTHS TO                   OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
RATE RESET                LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
0-12                           13   $  1,507,201         0.66%     9.470%        576   $  115,939     77.94%      82.00%     93.88%
13-24                       1,265    180,226,789        79.18      8.216         592      142,472     81.37       61.69      88.68
25-36                          67     11,159,813         4.90      7.948         585      166,564     79.66       58.18      87.51
N/A                           197     34,730,472        15.26      6.902         632      176,297     69.52       49.99      87.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,542   $227,624,275       100.00%     8.010%        598   $  147,616     79.45%      59.87%     88.46%
====================================================================================================================================






                                                  DISTRIBUTION BY LIFE MAXIMUM RATE

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
LIFE MAXIMUM RATE         LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
12.99% & Below               80     $ 15,727,970       6.91%       6.689%         625   $  196,600     77.23%     62.21%     81.83%
13.00-13.49%                 80       16,369,222       7.19        7.200          603      204,615     78.12      62.14      89.76
13.50-13.99%                188       31,514,366      13.84        7.500          606      167,630     80.96      57.61      92.65
14.00-14.49%                130       20,380,074       8.95        7.845          597      156,770     82.20      62.04      92.78
14.50-14.99%                297       43,305,232      19.02        8.155          590      145,809     82.39      59.46      89.02
15.00-15.49%                130       15,726,968       6.91        8.526          591      120,977     82.38      58.57      85.55
15.50-15.99%                219       27,712,449      12.17        8.990          574      126,541     82.75      64.70      88.68
16.00-16.99%                131       14,156,708       6.22        9.807          570      108,066     83.43      63.08      85.41
17.00% & Above               90        8,000,814       3.51       11.139          547       88,898     76.71      79.19      83.18
N/A                         197       34,730,472      15.26        6.902          632      176,297     69.52      49.99      87.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,542     $227,624,275     100.00%       8.010%         598   $  147,616     79.45%     59.87%     88.46%
====================================================================================================================================



                                                       DISTRIBUTION BY MARGIN

                                                       PCT. OF
                          NUMBER                       POOL BY                             AVG.                                PCT.
                            OF          PRINCIPAL     PRINCIPLE     GROSS   WEIGHTED     PRINCIPAL   WEIGHTED    PCT. FULL    OWNER
MARGIN                    LOANS          BALANCE       BALANCE     COUPON   AVG. FICO     BALANCE    ORIG. LTV   LOAN DOC  OCCUPIED
------------------------------------------------------------------------------------------------------------------------------------
5.99% & Below                54     $  8,825,189       3.88%       7.289%        629   $  163,429     76.42%       72.52%     84.58%
6.00- 6.49%                 802      118,033,547      51.85        7.959         597      147,174     81.43        58.39      90.55
6.50- 6.99%                 359       50,335,213      22.11        8.543         584      140,210     82.62        64.62      85.26
7.00% & Above               130       15,699,855       6.90        9.550         554      120,768     78.17        70.49      87.48
N/A                         197       34,730,472      15.26        6.902         632      176,297     69.52        49.99      87.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,542     $227,624,275     100.00%       8.010%        598   $  147,616     79.45%       59.87%     88.46%
====================================================================================================================================

GSAMP03HE1 - PRICE/YIELD - A2A

Balance                 $125,976,000.00   Delay             0
Coupon                  1.4875            Dated             5/28/2003
Settle                  5/28/2003         First Payment     6/20/2003

PRICE
100.00000

PREPAY                    50 PRICINGSPEED    75 PRICINGSPEED    90 PRICINGSPEED   100 PRICINGSPEED
YIELD                                1.49               1.49               1.49               1.49
WAL                                  2.94               2.03               1.69               1.50
MOD DURN                             2.88               2.00               1.68               1.49
PRINCIPAL WINDOW            Jun03 - Feb11      Jun03 - Aug08      Jun03 - Oct07      Jun03 - May07

LIBOR_1MO                          1.3175             1.3175             1.3175             1.3175
LIBOR_6MO                          1.2400             1.2400             1.2400             1.2400

OPTIONAL REDEMPTION               Call (Y)           Call (Y)           Call (Y)           Call (Y)



PREPAY                   110 PRICINGSPEED   125 PRICINGSPEED   150 PRICINGSPEED
YIELD                                1.49               1.49               1.49
WAL                                  1.34               1.19               0.99
MOD DURN                             1.34               1.18               0.99
PRINCIPAL WINDOW            Jun03 - Apr06      Jun03 - Dec05      Jun03 - Jun05

LIBOR_1MO                          1.3175             1.3175             1.3175
LIBOR_6MO                          1.2400             1.2400             1.2400

OPTIONAL REDEMPTION               Call (Y)           Call (Y)           Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP03HE1 - PRICE/YIELD - A2A

Balance                $125,976,000.00   Delay             0
Coupon                 1.4875            Dated             5/28/2003
Settle                 5/28/2003         First Payment     6/20/2003

PRICE
100.00000

PREPAY                   50 PRICINGSPEED    75 PRICINGSPEED    90 PRICINGSPEED    100 PRICINGSPEED
YIELD                               2.62               2.17               1.97                1.85
WAL                                 2.95               2.03               1.69                1.50
MOD DURN                            2.85               2.00               1.68                1.49
PRINCIPAL WINDOW           Jun03 - Feb11      Jun03 - Sep08      Jun03 - Oct07       Jun03 - May07


OPTIONAL REDEMPTION              Call (Y)           Call (Y)           Call (Y)            Call (Y)



PREPAY                  110 PRICINGSPEED   125 PRICINGSPEED   150 PRICINGSPEED
YIELD                               1.74               1.65               1.55
WAL                                 1.34               1.19               0.99
MOD DURN                            1.34               1.18               0.99
PRINCIPAL WINDOW           Jun03 - Apr06      Jun03 - Dec05      Jun03 - Jun05


OPTIONAL REDEMPTION              Call (Y)           Call (Y)           Call (Y)




Forward curve as of May 15, 2003



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP 03HE1
     5/16/2003

Assumptions:
The Pricing Prepayment Assumptions are applied
Forward LIBOR curves
40% loss severity
Priced to call
Assumes a par price
6 month lag
Collateral losses through life of the bond

------------------------------------------------------------------------------------------------------------------------------------
               SCENARIO                       FIRST DOLLAR OF LOSS                LIBOR FLAT                     0% RETURN
------------------------------------------------------------------------------------------------------------------------------------
               CDR                                                9.73%                         10.45%                       11.09%
               Yield                                            9.0104%                        4.9381%                      0.0437%
               WAL                                                 5.64                           5.41                         5.03
CLASS B-1      Modified Duration                                   4.42                           4.36                         4.33
               Window                                     Jan09 - Jan09                  Dec08 - Dec08                Nov08 - Nov08
               Principal Writedown                        320.19 (0.00%)          2,553,912.42 (24.43%)        4,700,712.42 (44.97%)
               Collateral Losses                   39,049,672.75 (8.96%)          41,335,030.22 (9.49%)        43,285,936.60 (9.94%)
------------------------------------------------------------------------------------------------------------------------------------


                   Forward LIBOR

                1M LIBOR       6M LIBOR
            1    3.3178         3.2235
            2    3.2728         3.1995
            3    3.2188         3.1874
            4    3.1959         3.1875
            5    3.1695         3.1994
            6    3.1493         3.2254
            7    3.1720         3.2603
            8    3.1979         3.3072
            9    3.2221         3.3674
           10    3.2709         3.4333
           11    3.3164         3.5110
           12    3.3671         3.5938
           13    3.4505         3.6846
           14    3.5408         3.7809
           15    3.6239         3.8860
           16    3.7246         3.9808
           17    3.8248         4.0747
           18    3.9161         4.1644
           19    4.0104         4.2563
           20    4.1835         4.3511
           21    4.1896         4.4193
           22    4.2770         4.5075
           23    4.3695         4.5917
           24    4.4578         4.6727
           25    4.5352         4.7528
           26    4.6148         4.8358
           27    4.6989         4.9086
           28    4.7841         4.9856
           29    4.8617         5.0508
           30    4.9342         5.1110
           31    5.0044         5.1699
           32    5.0689         5.2291
           33    5.1325         5.2855
           34    5.1872         5.3486
           35    5.2346         5.4077
           36    5.2804         5.4684
           37    5.3405         5.5348
           38    5.4116         5.5960
           39    5.4785         5.6538
           40    5.5433         5.7111
           41    5.6029         5.7584
           42    5.6609         5.8039
           43    5.7117         5.8470
           44    5.7584         5.8857
           45    5.8047         5.9252
           46    5.8426         5.9687
           47    5.8768         6.0072
           48    5.9084         6.0491
           49    5.9464         6.0948
           50    5.9950         6.1389
           51    6.0445         6.1830
           52    6.0901         6.2280
           53    6.1331         6.2662
           54    6.1770         6.3062
           55    6.2174         6.3456
           56    6.2568         6.3842
           57    6.2963         6.4265
           58    6.3312         6.4726
           59    6.3657         6.5185
           60    6.3997         6.5671
           61    6.4463         6.6124
           62    6.5031         6.6545
           63    6.5547         6.6924
           64    6.6003         6.7209
           65    6.6401         6.7425
           66    6.6710         6.7600
           67    6.6959         6.7687
           68    6.7163         6.7738
           69    6.7278         6.7766
           70    6.7332         6.7789
           71    6.7346         6.7832
           72    6.7266         6.7883
           73    6.7253         6.7979
           74    6.7337         6.8099
           75    6.7423         6.8249
           76    6.7541         6.8408
           77    6.7674         6.8570
           78    6.7819         6.8775
           79    6.7983         6.8979
           80    6.8176         6.9218
           81    6.8374         6.9479
           82    6.8575         6.9744
           83    6.8820         7.0033
           84    6.9063         7.0281
           85    6.9360         7.0535
           86    6.9670         7.0770
           87    6.9937         7.0951
           88    7.0192         7.1110
           89    7.0377         7.1216
           90    7.0551         7.1309
           91    7.0694         7.1359
           92    7.0784         7.1383
           93    7.0857         7.1377
           94    7.0880         7.1362
           95    7.0892         7.1364
           96    7.0857         7.1355
           97    7.0811         7.1380
           98    7.0761         7.1429
           99    7.0774         7.1523
          100    7.0815         7.1668
          101    7.0875         7.1802
          102    7.0985         7.1993
          103    7.1126         7.2217
          104    7.1295         7.2480
          105    7.1528         7.2756
          106    7.1744         7.3070
          107    7.2012         7.3344
          108    7.2315         7.3618
          109    7.2641         7.3887
          110    7.2929         7.4107
          111    7.3214         7.4314
          112    7.3440         7.4498
          113    7.3649         7.4627
          114    7.3845         7.4754
          115    7.3992         7.4855
          116    7.4131         7.4916
          117    7.4244         7.4951
          118    7.4302         7.4975
          119    7.4370         7.5006
          120    7.4403         7.5031
          121    7.4370         7.5079
          122    7.4349         7.5169
          123    7.4376         7.5330
          124    7.4432         7.5488
          125    7.4539         7.5692
          126    7.4696         7.5966
          127    7.4889         7.6287
          128    7.5162         7.6662
          129    7.5430         7.7110
          130    7.5736         7.7600
          131    7.6112         7.8098
          132    7.6538         7.8601
          133    7.7112         7.9028
          134    7.7738         7.9378
          135    7.8265         7.9632
          136    7.8677         7.9743
          137    7.8979         7.9739
          138    7.9135         7.9620
          139    7.9195         7.9401
          140    7.9147         7.9069
          141    7.8949         7.8630
          142    7.8674         7.8207
          143    7.8295         7.7796
          144    7.7757         7.7365
          145    7.7216         7.7069
          146    7.6721         7.6840
          147    7.6329         7.6721
          148    7.6070         7.6720
          149    7.5898         7.6803
          150    7.5830         7.7009
          151    7.5870         7.7313
          152    7.6027         7.7721
          153    7.6274         7.8095
          154    7.6613         7.8500
          155    7.7073         7.8895
          156    7.7629         7.9231
          157    7.8109         7.9533
          158    7.8347         7.9797
          159    7.8612         8.0053
          160    7.8881         8.0341
          161    7.9119         8.0560
          162    7.9375         8.0798
          163    7.9626         8.1040
          164    7.9865         8.1330
          165    8.0138         8.1638
          166    8.0341         8.2002
          167    8.0567         8.2384
          168    8.0798         8.2755
          169    8.1221         8.3141
          170    8.1737         8.3422
          171    8.2177         8.3631
          172    8.2525         8.3750
          173    8.2766         8.3742
          174    8.2936         8.3656
          175    8.2963         8.3453
          176    8.2940         8.3216
          177    8.2808         8.2927
          178    8.2548         8.2608
          179    8.2262         8.2357
          180    8.1854         8.2096
          181    8.1495         8.1878
          182    8.1292         8.1676
          183    8.1108         8.1490
          184    8.0895         8.1285
          185    8.0719         8.1105
          186    8.0542         8.0928
          187    8.0346         8.0741
          188    8.0181         8.0574
          189    8.0005         8.0396
          190    7.9814         8.0218
          191    7.9673         8.0078
          192    7.9506         7.9910
          193    7.9328         7.9739
          194    7.9177         7.9592
          195    7.9027         7.9450
          196    7.8861         7.9282
          197    7.8712         7.9135
          198    7.8568         7.9000
          199    7.8418         7.8848
          200    7.8287         7.8714
          201    7.8117         7.8558
          202    7.7994         7.8440
          203    7.7877         7.8322
          204    7.7723         7.8180
          205    7.7614         7.8072
          206    7.7489         7.7948
          207    7.7354         7.7825
          208    7.7246         7.7720
          209    7.7129         7.7599
          210    7.7011         7.7492
          211    7.6903         7.7386
          212    7.6804         7.7289
          213    7.6689         7.7183
          214    7.6584         7.7090
          215    7.6506         7.7020
          216    7.6397         7.6914
          217    7.6315         7.6838
          218    7.6225         7.6757
          219    7.6134         7.6670
          220    7.6061         7.6597
          221    7.5959         7.6501
          222    7.5898         7.6446
          223    7.5825         7.6374
          224    7.5741         7.6309
          225    7.5682         7.6248
          226    7.5606         7.6188
          227    7.5559         7.6151
          228    7.5495         7.6091
          229    7.5449         7.6046
          230    7.5374         7.5989
          231    7.5338         7.5957
          232    7.5293         7.5927
          233    7.5235         7.5870
          234    7.5203         7.5838
          235    7.5163         7.5802
          236    7.5123         7.5770
          237    7.5106         7.5719
          238    7.5047         7.5641
          239    7.5030         7.5584
          240    7.5011         7.5501
          241    7.4951         7.5407
          242    7.4823         7.5282
          243    7.4719         7.5183
          244    7.4605         7.5079
          245    7.4490         7.4961
          246    7.4390         7.4860
          247    7.4261         7.4745
          248    7.4171         7.4654
          249    7.4069         7.4549
          250    7.3942         7.4438
          251    7.3862         7.4359
          252    7.3762         7.4257
          253    7.3651         7.4154
          254    7.3560         7.4067
          255    7.3470         7.3985
          256    7.3366         7.3878
          257    7.3274         7.3784
          258    7.3186         7.3699
          259    7.3092         7.3609
          260    7.3015         7.3524
          261    7.2902         7.3418
          262    7.2824         7.3349
          263    7.2754         7.3280
          264    7.2669         7.3200
          265    7.2584         7.3113
          266    7.2505         7.3035
          267    7.2430         7.2964
          268    7.2352         7.2883
          269    7.2277         7.2799
          270    7.2192         7.2724
          271    7.2125         7.2652
          272    7.2060         7.2585
          273    7.1982         7.2511
          274    7.1909         7.2441
          275    7.1861         7.2387
          276    7.1777         7.2310
          277    7.1726         7.2256
          278    7.1665         7.2189
          279    7.1593         7.2121
          280    7.1542         7.2068
          281    7.1482         7.1999
          282    7.1422         7.1943
          283    7.1368         7.1884
          284    7.1318         7.1831
          285    7.1265         7.1776
          286    7.1204         7.1719
          287    7.1170         7.1685
          288    7.1112         7.1621
          289    7.1073         7.1580
          290    7.1027         7.1534
          291    7.0980         7.1480
          292    7.0947         7.1438
          293    7.0889         7.1384
          294    7.0862         7.1348
          295    7.0826         7.1303
          296    7.0780         7.1256
          297    7.0753         7.1206
          298    7.0719         7.1146
          299    7.0680         7.1078
          300    7.0655         7.1009
          301    7.0608         7.0935
          302    7.0520         7.0836
          303    7.0451         7.0760
          304    7.0374         7.0678
          305    7.0295         7.0587
          306    7.0229         7.0507
          307    7.0137         7.0414
          308    7.0077         7.0348
          309    7.0006         7.0266
          310    6.9922         7.0187
          311    6.9861         7.0119
          312    6.9792         7.0046
          313    6.9726         6.9977
          314    6.9654         6.9898
          315    6.9594         6.9830
          316    6.9512         6.9748
          317    6.9451         6.9680
          318    6.9391         6.9614
          319    6.9316         6.9543
          320    6.9260         6.9479
          321    6.9195         6.9410
          322    6.9125         6.9347
          323    6.9075         6.9293
          324    6.9015         6.9227
          325    6.8944         6.9160
          326    6.8890         6.9104
          327    6.8836         6.9053
          328    6.8770         6.8984
          329    6.8714         6.8923
          330    6.8660         6.8870
          331    6.8601         6.8813
          332    6.8554         6.8760
          333    6.8485         6.8695
          334    6.8432         6.8650
          335    6.8390         6.8610
          336    6.8337         6.8561
          337    6.8282         6.8506
          338    6.8232         6.8459
          339    6.8185         6.8417
          340    6.8134         6.8368
          341    6.8087         6.8317
          342    6.8030         6.8271
          343    6.7987         6.8230
          344    6.7946         6.8191
          345    6.7894         6.8146
          346    6.7847         6.8106
          347    6.7812         6.8080
          348    6.7759         6.8030
          349    6.7723         6.8000
          350    6.7681         6.7966
          351    6.7636         6.7926
          352    6.7604         6.7895
          353    6.7548         6.7846
          354    6.7520         6.7825
          355    6.7484         6.7792
          356    6.7437         6.7759
          357    6.7407         6.7719
          358    6.7362         6.7672
          359    6.7337         6.7632
          360    6.7300         6.7568
          361    6.7254         6.7506

GSAMP03HE1 - PRICE/YIELD - A2A

Balance                 $125,976,000.00   Delay              0
Coupon                  1.4875            Dated              5/28/2003
Settle                  5/28/2003         First Payment      6/20/2003

PRICE
100.00000

PREPAY                     0 PRICINGSPEED    50 PRICINGSPEED   75 PRICINGSPEED   90 PRICINGSPEED    100 PRICINGSPEED
YIELD                                1.49               1.49              1.49              1.49                1.49
WAL                                 15.07               2.94              2.03              1.69                1.50
MOD DURN                            13.34               2.88              2.00              1.68                1.49
PRINCIPAL WINDOW            Jun03 - Aug27      Jun03 - Feb11     Jun03 - Aug08     Jun03 - Oct07       Jun03 - May07

LIBOR_1MO                          1.3175             1.3175            1.3175            1.3175              1.3175
LIBOR_6MO                          1.2400             1.2400            1.2400            1.2400              1.2400

OPTIONAL REDEMPTION               Call (Y)           Call (Y)          Call (Y)          Call (Y)            Call (Y)


(TABLE CONTINUED)


PREPAY                  110 PRICINGSPEED   125 PRICINGSPEED    150 PRICINGSPEED
YIELD                               1.49               1.49                1.49
WAL                                 1.34               1.19                0.99
MOD DURN                            1.34               1.18                0.99
PRINCIPAL WINDOW           Jun03 - Apr06      Jun03 - Dec05       Jun03 - Jun05

LIBOR_1MO                         1.3175             1.3175              1.3175
LIBOR_6MO                         1.2400             1.2400              1.2400

OPTIONAL REDEMPTION              Call (Y)           Call (Y)            Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAMP03HE1 - Price/Yield - A2A

Balance                  $125,976,000.00   Delay             0
Coupon                   1.4875            Dated             5/28/2003
Settle                   5/28/2003         First Payment     6/20/2003

Price
100.00000

Prepay                      0 PricingSpeed   50 PricingSpeed   75 PricingSpeed   90 PricingSpeed   100 PricingSpeed
YIELD                                 4.53              2.62              2.17              1.97               1.85
WAL                                  15.76              2.95              2.03              1.69               1.50
Mod Durn                             11.47              2.85              2.00              1.68               1.49
Principal Window             Jun03 - Dec27     Jun03 - Feb11     Jun03 - Sep08     Jun03 - Oct07      Jun03 - May07


Optional Redemption                Call (Y)          Call (Y)          Call (Y)          Call (Y)           Call (Y)



Prepay                      110 PricingSpeed    125 PricingSpeed   150 PricingSpeed
YIELD                                   1.74                1.65               1.55
WAL                                     1.34                1.19               0.99
Mod Durn                                1.34                1.18               0.99
Principal Window               Jun03 - Apr06       Jun03 - Dec05      Jun03 - Jun05


Optional Redemption                  Call (Y)            Call (Y)           Call (Y)




Forward curve as of May 15, 2003



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.